Exhibit 99.1

JERASH HOLDINGS (US), INC. Premium Global Garment Manufacturing February 201 9

0 2 FORWARD - LOOKING STATEMENTS This document contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , including statements relating to earnings expectations . The terms and phrases “commitment”, “guidance”, “expects”, “would”, “will”, “continuing”, ”drive”, “’’believes”, “indicate”, “look forward’, “grow’”, “outlook”, “forecasts”, and similar terms and phrases are intended to identify these forward - looking statements . Forward - looking statements are based on estimates and assumptions made by Jerash Holdings in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that Jerash believes are appropriate in the circumstances, including but not limited to general economic conditions, expectations regarding business performance, strategy and prospects, and confidence in the cash flow generation or profitability . Many factors could cause Jerash’s actual results, performance or achievements to differ materially from those expressed or implied by the forward - looking statements, including, without limitation : risks related to competition ; reliance on key personnel ; ability to maintain and enhance its brand ; and difficulties in forecasting financial results, particularly over longer periods, competition and product life cycles . These risk factors and others relating to Jerash that may cause actual results to differ are set forth in periodic filings with the U . S . Securities and Exchange Commission, copies of which may be obtained at www . sec . gov . These factors should be considered carefully, and readers should not place undue reliance on forward - looking statements . Jerash has no intention and undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This document contains disclosure regarding adjusted net income, adjusted net income per share, adjusted EBITDA and adjusted EBITDA per share, which are determined by methods other than in accordance with U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP measures provide supplemental information that may help investors to analyze our net income without regard to the effects of income tax expense and one - time non - cash stock - based compensation . Non - GAAP financial measures have inherent limitations and are not uniformly applied by issuers . Therefore, these non - GAAP financial measures should not be considered in isolation, or as a substitute for comparable measures prepared in accordance with GAAP . The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures can be found in Appendix A to the press release filed with our Current Report on Form 8 - K filed with the SEC on February 8 , 2018 .

WHY JERASH 0 3 ▪ Global manufacturer and exporter of ready - made sport and outerwear garments at facilities located in US & EU tariff - free zones ▪ Established history of growth and profitability ▪ Strong organic trend growing orders from current and new top global brand customers ▪ Diversifying customer base and increasing warm weather seasonal line utilization ▪ Adding capacity and capabilities: ▪ Line expansion and new capabilities at existing factories ▪ Acquire/build additional facilities in Jordan and globally

0 4 Stable US ally, central to middle eastern peace More than $1.3 billion in US aid payments annually Global crossroads for highly skilled, low cost imported workforce Favorable trade agreements with US and EU Manufacturing focused national economy Recognized by world - renowned brands and retailers WHY JORDAN

▪ FY2019 revenue forecast $82M+ 1 ▪ $70.5 million revenue, $5.3M net income, $11.1M Adj EBITDA through first nine months ▪ Multiple new customers ▪ 1.5M+ piece capacity expansion ▪ $0.20 per share annual dividend A PROFITABLE, GROWING BUSINESS ▪ Pay living wage for multinational, long - tenured workforce ▪ Highly credentialed workplace ▪ Recognized by UN, EU for hiring Syrian refugees ▪ Strong government and humanitarian relationships A SOCIALLY RESPONSIBLE PARTNER DOING WELL BY DOING GOOD 1. Based on company guidance of FY2019 revenue of $82+ million as of February 8, 2018 and is not being confirmed or updated. 05

PLUS A LARGE AND UNTAPPED ADDRESSABLE MARKET FOR U . S AND GLOBAL GROWTH Growing demand from global customer base 0 6 JERASH HAS LONG - STANDING RELATIONSHIPS WITH TOP GLOBAL BRANDS

8% PANTS & SHORTS 48% JACKET 0 7 Product sales by type for fiscal year ended 2018 (% of total pieces) DIVERSIFYING PRODUCT OFFERINGS 34% CREW NECKS 10% POLO

08 US QIZ AND EU FTA ADVANTAGES ▪ Established in 2000 under Bill Clinton ▪ Provides for free movement of industrial goods between Jordan and the USA ▪ Saved $18 million in tariffs for The North Face brand in last fiscal year UNITED STATES QUALIF YING INDUSTRIAL ZONE 1 ▪ Established in 2002, updated 2018 ▪ Provides for free movement of industrial goods between Jordan and the EU ▪ Strategic opportunity to grow non - US sales EUROPEAN UNION FREE TRADE AREA 2 1. For additional information : http://web.ita.doc.gov/tacgi/fta.nsf/7a9d3143265673ee85257a0700667a6f/196ed79f4f79ac0085257a070066961d 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/

No Tariff Engineering Required ▪ Add a super - thin sheath of fabric to a boot sole to cut a 37.5% tariff on rubber soles to 12.5%. ▪ Add water resistance to a jacket to cut a 27.7% tariff to 7.1%. ▪ Fill a jacket at least 10 percent by weight with down, to get a tariff down to 4.4%. ▪ Produce in countries with lower quality, higher return rates, to cut costs. ▪ Pass through tariff costs to customers as higher prices. Other Global Producers ▪ Produce with Jerash in Jordan, pay 0% tariff. ▪ Proven high quality manufacturing, near zero defect rate. ▪ Reflect tariff savings as added profit or lower prices. Jerash Customers Design/Manufacturing Location Pricing 09

10 RAPID DEMAND GROWTH DRIVES CAPACITY EXPANSION 3,000 Valued employees 3 Factory Facilities 25% Local Jordanian workers 75% Import labor from Bangladesh, Sri Lanka, India, Myanmar and Nepal Tariff concerns, labor costs, trade tensions increasing demand from current customers Opened multi - color screen printing shop for higher margin orders Acquiring additional 1.5+ million pieces annual capacity available April 1, 2019 Evaluating acquisition of additional facilities and capabilities

JERASH 4 1.5M+ ANNUAL CAPACITY 11 ▪ Acquiring existing factory operation adjacent to current factories ▪ Projected annual capacity of 1.5+ million pieces per year ▪ ~$1 million USD up - front cost ▪ Capacity available April 2019 for 1H FY2020 production ▪ Secured 800,000 pieces in new customer orders to launch production ▪ Coordinated with Jordanian government to assume certifications, worker visas and export credentials

RECORD NINE MONTHS FISCAL 2019 RESULTS 12 ▪ Record $70.5 million revenue, +16.6% year - over - year; increased FY guidance to $82+ million ▪ GAAP net income $5.3 million YTD, $0.47 per share ▪ YTD Includes $3.4 million stock - based compensation expense, $1.3 million of income tax reserves ▪ Adjusted EBITDA of $11.1 million YTD, $0.97 per share ▪ Announced $0.20 per share annual dividend, payable quarterly ▪ Cash and restricted cash of $30.4 million, or $2.68 per share

$42,872 17.9% $4,710 $5,436 $52,557 24.1% $9,010 $10,019 $62,041 24.8% $10,648 $11,971 $69,296 25.9% $10,403 $13,164 $82,000+ 23 - 24% Revenue (in thousands) Gross Profit Net Income Adj EBITDA (Non GAAP) FYE 2015A* FYE 2016A* FYE 2017A* FYE 2018A FYE 2019E (Projected) 13 PROVEN FINANCIAL RESULTS FY2015 - 2018 demonstrated steady revenue, gross margin and adjusted EBITDA growth 1. FY2019 revenue outlook of $82+ million and gross profit of 23 - 24% provided February 8, 2018, not being updated. See the Reference Financial Results for a reconciliation of Net Income to Adjusted EBITDA *Revenue prior to the fiscal year ended March 31, 2018 is that of Global Trend International Limited, with which Jerash merge d o n May 11, 2017. FY2019E Outlook for $82M+ and 23 - 24% gross margin 1

14 DIVERSIFYING PRODUCT OFFERINGS Seasonality of Products (% of total revenue) 1H 2H 63% 37% 2019E 61% 39% 2017 $ 62,041 $ 69,296 71% 29% 2018 $ 82,000+ 1 1H 2H 1. Based on company guidance of FY2019 revenue of $82+ million as of February 8, 2018 and is not being confirmed or updated.

REFERENCE FINANCIAL RESULTS FY 2018 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD $000's 6/30 9/30 12/31 3/31 Actual Revenue $21,350 $27,549 $11,544 $8,853 $69,296 Gross Profit 22.7% 26.2% 32.5% 24.1% 25.9% Net Income (Loss) $3,429 $5,752 $2,207 $(985) $10,403 Adjusted Add back income taxes - - - 1,400 1,400 Add back interest expense - - 4 23 27 Add back depreciation and amortization 288 300 311 318 1,217 Add back stock based compensation 117 - - - 117 Adjusted EBITDA $3,834 $6,052 $2,522 $756 $13,164 FY 2019 Actual Revenue $18,363 $33,464 $18,677 $70,505 Gross Profit 25.4% 24.9% 17.1% 23.0% Net Income (Loss) $(885) $4,587 $1,625 $5,327 Adjusted Add back income taxes 366 1,463 (578) 1,251 Add back interest expense 43 43 43 129 Add back depreciation and amortization 319 335 306 960 Add back stock based compensation 3,206 194 0 3,400 Adjusted EBITDA $3,049 $6,622 $1,396 $11,067 15

(in thousands) Dec 31, 2018 March 31, 2018 Cash and Restricted Cash $30,391 $12,196 Accounts Receivable 13,141 5,297 Inventories 12,121 20,293 Property, Plant & Equipment 2,615 2,820 Total Assets $60,191 $43,268 Credit Facilities $21 $980 Accounts Payable 4,593 4,777 Income Tax Payable 885 879 Total Liabilities $9,461 $9,211 Shareholders’ Equity $50,420 $33,747 Liabilities and Shareholders’ Equity $60,191 $43,268 16 STRONG BALANCE SHEET 1. For additional information… 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/ Jerash has $30.4 million in cash and restricted cash with a strong balance sheet to fuel strategic growth.

17 Fully integrated global manufacturer ▪ Comprehensive production capabilities capture value from entire manufacturing chain ▪ Dedicated to high levels of quality control and international manufacturing standards Growth drivers in place ▪ Profitable company with established strong organic growth ▪ Free - trade zone location allows sales to the U.S. and EU without tariff or quota restrictions Increasing financial returns ▪ Proven operating metrics drive increased profitability ▪ Factory expansion to increase capacity, capabilities for expected growth ▪ Evaluating strategic opportunities to accelerate profit growth CREATING SHAREHOLDER VALUE

18 CONTACTS (315) 727 - 6791 richard.shaw@jerashholdings.com RICHARD J. SHAW (214) 597 - 8200 mkreps@darrowir.com MATT KREPS C hief Financial Officer Darrow Associates Investor Relations